FSP 040102
                  FRANKLIN S&P 500 INDEX FUND - CLASS 1 AND 2
            (FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST)
                         SUPPLEMENT DATED MARCH 18, 2002
                       TO THE PROSPECTUS DATED MAY 1, 2001

The prospectus is amended by adding the following language.

 AS OF JUNE 1, 2002, THE FUND WILL BE CLOSED TO ALL NEW INVESTMENTS,
 EXCEPT FOR THE AUTOMATIC  REINVESTMENT OF ANY NET INVESTMENT INCOME
 AND CAPITAL GAINS. On December 13, 2001, the Board of Trustees of Franklin Templeton Variable Insurance Products Trust approved a proposal to liquidate the Franklin S&P 500 Index Fund (Fund). The liquidation is anticipated to occur some time in the third quarter of 2002
 (Liquidation Date). As the Fund approaches its Liquidation Date, we anticipate that an increasing amount of shareholder assets will be withdrawn from the Fund in expectation of the Liquidation. Accordingly, while we intend to continue to keep the Fund's passively managed portfolio nearly fully invested in the constituent common stocks of the S&P 500 Index, we may increase our use of financial futures to manage the Fund's liquidity while seeking to maintain exposure to the S&P 500 Index. Because the Fund will be liquidating, contract owners should refer to documents provided by their insurance company concerning the effect of the liquidation and any steps they may need to take. In addition, in considering new purchases or transfers, contract owners may want to refer to their prospectus or consult with their financial advisor to consider other investment options.

In addition, the "Fees and Expenses" section is amended by extending the effectiveness of the current fee waiver to December 31, 2002.

              Please keep this supplement for future reference.